                     FIRST AMENDMENT TO CREDIT AGREEMENT


          FIRST AMENDMENT, dated as of June 24, 2002 (this "Amendment"), to the Credit Agreement, dated as of June 25, 2001 (the "Credit Agreement"), among DOW JONES & COMPANY, INC. (the "Company"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LLOYDS TSB BANK PLC and WESTDEUTSCHE LANDESBANK GIROZENTRALE, as co-documentation agents (in such capacity, the "Documentation Agent"), THE BANK OF NEW YORK and FLEET NATIONAL BANK as co- syndication agents (in such capacity, the "Syndication Agent") JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as administrative agent (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H :

          WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

                      2.  Amendment to Subsection 1.1 of the Credit
Agreement.   Subsection 1.1 of the Credit Agreement is hereby amended by
(a) replacing the terms "Aggregate Loan Commitments", "Combined Loan Commitments", "Commitment Percentage" and "Other Agreement" appearing therein with the following defined terms:

                          "Aggregate Loan Commitments":  at any time,
            the sum of the aggregate amount of the Loan Commitments then in effect and the aggregate amount of the Loan Commitments
           (as defined in the Other Agreements) then in effect.

                          "Combined Loan Commitments":  as to any Lender
            at any time, the sum of such Lender's Loan Commitment then in effect and such Lender's Loan Commitments (as defined in the Other Agreements) then in effect.

                          "Commitment Percentage":  as to any Lender at
            any particular time, the percentage of the aggregate Loan Commitments then constituted by such Lender's Loan
            Commitment.

                          "Other Agreements": the 4-year Credit Agreement
            and 364-Day Credit Agreement.

and (b) adding the following definitions in the appropriate alphabetical order:

                          "4-Year Credit Agreement":  the 4-Year Credit
            Agreement, dated as of the date hereof, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Lloyds TSB Bank plc and Mellon Bank, N.A., as co-documentation agents, The Bank of New York and Fleet National Bank, as co-syndication agents, and JPMorgan Chase Bank, as administrative agent, as amended, supplemented or otherwise modified or replaced from time to time.

                          "364-Day Credit Agreement":  the 364-Day Credit
            Agreement, dated as of the date hereof, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Lloyds TSB Bank plc and Mellon Bank, N.A., as co-documentation agents, The Bank of New York and Fleet National Bank, as co-syndication agents, and JPMorgan Chase Bank, as administrative agent, as amended, supplemented or otherwise modified or replaced from time to time.

                          "Consolidated Total Assets":  at a particular
            date, all amounts which would be included as assets on a consolidated balance sheet of the Company and its Subsidiaries at such date, determined in accordance with GAAP.

                      3. Amendment to Subsection 2.4 of the Credit Agreement. to Subsection 2.4 of the Credit Agreement is hereby amended by deleting, in its entirety, subsection (b) thereof and substituting in lieu thereof the following:

                          "(b) The Company agrees to pay, in immediately
            available funds, to the Administrative Agent for the account of each Lender a fee (the "Utilization Fee") based upon the average daily amount of the outstanding Loans of such Lender at a rate per annum equal to 0.05%, when and for as long as the aggregate outstanding principal amount of the sum of (a) the Loans hereunder plus (b) the aggregate principal amount of the Loans (as defined therein) under the Other Agreements exceeds 50% of (i) until the Termination Date (as defined therein) of the 364-Day Credit Agreement, the Aggregate Loan Commitments,
            (ii) from the Termination Date (as defined therein) of the 364-Day Credit Agreement through the Maturity Date (as defined therein) of the 364-Day Credit Agreement, the sum of (x) the aggregate amount of the Loan Commitments plus (y) the aggregate amount of the Loan Commitments (as defined therein) under the 4-Year Credit Agreement plus (z) the aggregate amount of the Loan Commitments (as defined therein) under the 364-Day Credit Agreement in effect on the Termination Date (as defined therein) of the 364-Day Credit Agreement immediately prior to giving effect to any reduction thereof required to occur on such date pursuant to the first proviso of the second sentence of subsection 2.1(a) of the 364-Day Credit Agreement and (iii) after the Maturity Date (as defined therein) of the 364-Day Credit Agreement, the aggregate amount of the Loan Commitments hereunder and under the 4-Year Credit Agreement. The Utilization Fee shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing on the first of such dates to occur after the date hereof, and on the Maturity Date (or such earlier date on which the Loan Commitments shall terminate and the Loans and all interest, fees and other amounts in respect thereof shall have been paid in full).

                      4. Amendment to Subsection 2.12(a) of the Credit Agreement. Subsection 2.12(a) of the Credit Agreement is hereby amended by deleting clause (i) of the proviso thereto and substituting in lieu thereof the following:

            "(i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this subsection 2.12 or failure to obtain either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any applicable successor form from any Transferee that is a Participant or a Competitive Loan Assignee certifying that such Participant or Competitive Loan Assignee is entitled to receive payments under this Agreement without deduction or withholding of any United Stated federal income taxes or"

                      5. Amendment to Subsection 2.16 of the Credit Agreement. Subsection 2.16 of the Credit Agreement is hereby amended by replacing the defined term "Other Agreement" appearing in the sixth sentence thereof, with the defined term "Other Agreements".

                      6. Amendment to Subsection 3.12 of the Credit Agreement. Subsection 3.12 of the Credit Agreement is hereby amended by
(a) replacing the phrase "commonly controlled entity" appearing in the first sentence thereof with the defined term "Commonly Controlled Entity" and (b) replacing the phrase "requirements of law" appearing the in the fourth sentence thereof with the defined term "Requirements of Law".

                      7. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

                          (a) The Administrative Agent shall have received
            counterparts of this Amendment executed by the Company and the Required Lenders; and

                          (b) The Administrative Agent shall have received
            counterparts of each of  (i) the 4-Year Credit Agreement, and
            (ii) the 364-Day Credit Agreement executed and delivered by the Company and all other parties thereto.

                      8. Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect.

                      9.  Representations and Warranties.  The
representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment.

                      10. Counterparts. This Amendment may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                      11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                             DOW JONES & COMPANY, INC.



                             By:/s/ Christopher W. Vieth
                                ------------------------
                             Name:  Christopher W. Vieth
                             Title:  Vice President, Finance and Controller

                             JPMORGAN CHASE BANK,
                             As Administrative Agent and as a Lender


                             By:/s/ Peter B. Thauer
                                -------------------
                               Name:  Peter B. Thauer
                               Title: Vice President

                             BANK OF TOKYO-MITSUBISHI TRUST
                             COMPANY


                             By:/s/ Paresh R. Shah
                                ------------------
                               Name:  Paresh R. Shah
                               Title: Vice President

                             FLEET NATIONAL BANK


                             By:/s/ Denis D. Hamboyan
                                ---------------------
                               Name:  Denis D. Hamboyan
                               Title: Managing Director

                             HSBC BANK USA


                             By:/s/ Christopher J. Heusler
                                --------------------------
                               Name:  Christopher J. Heusler
                               Title: Vice President - 7222

                             LLOYDS TSB BANK PLC


                             By:/s/ Richard M. Heath
                                --------------------
                               Name:  Richard M. Heath
                               Title: Vice President, Corporate
                                         Bankind, USA H009


                             By:/s/ Lisa Maguire
                                ----------------
                             Name:  Lisa Maguire
                             Title: Assistant Vice President
                                      Corporate Banking USA M067

                             MELLON BANK, N.A.


                             By:/s/ Donald G. Cassidy, JR
                                -------------------------
                               Name:  Donald G. Cassidy, JR
                               Title: SVP

                             MERRILL LYNCH BANK USA


                             By:/s/ D. Kevin Imlay
                                ------------------
                               Name:  D. Kevin Imlay
                               Title: Senior Credit Officer

                             NATIONAL AUSTRALIA BANK LIMITED,
                             A.C.N. 004044937


                             By:/s/ Eduardo Salazar
                                -------------------
                               Name:  Eduardo Salazar
                               Title:  Director

                             THE BANK OF NEW YORK


                             By:/s/John C. Lambert
                                ------------------
                               Name:  John C. Lambert
                               Title: Senior Vice President

                             THE NORTHERN TRUST COMPANY


                             By:/s/Russ Rockenbach
                                ------------------
                               Name:  Russ Rockenbach
                               Title: Vice President